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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 24, 2006

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                         001-14593                    22-3586492
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                               TWO PRINCESS ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 896-2404

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On February 24, 2006, The MIIX Group, Incorporated (the "Company") filed with the United States Bankruptcy Court for the District of Delaware a notice (the "Notice") to all creditors and parties-in-interest that February 24, 2006 was the effective date of the Second Amended Plan of Orderly Liquidation of The MIIX Group, Inc. and New Jersey State Medical Underwriters, Inc. (the "Plan"). The Plan was confirmed by the Bankruptcy Court on February 13, 2006. A copy of the Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Report shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1. Notice of (I) Entry of Confirmation Order, and (II) Effective Date of Second Amended Plan of Orderly Liquidation of The MIIX Group, Inc. and New Jersey State Medical Underwriters, Inc.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE MIIX GROUP, INCORPORATED


                                                  By: /s/ Perry M. Mandarino
                                                     ---------------------------
                                                     Perry M. Mandarino,
                                                     Chief Restructuring Officer

March 2, 2006